SHARE EXCHANGE AGREEMENT AMENDMENT NO. 1

THIS AMENDMENT (the “Amendment”) is made effective as of March 31, 2017 (the “Effective Date” herein).

BETWEEN:

TECHMEDIA ADVERTISING INC., a corporation organized under the laws of the State of Nevada and having an address for notice and delivery located at Blk 155 Simei Road, #03-204, Singapore 520155

(the “Acquirer”);

AND:

IBASE TECHNOLOGY PRIVATE LIMITED, a corporation organized under the laws of Singapore and having an address for notice and delivery located at 6 Shenton Way, #21-08, Oue Downtown, Singapore 068809

(the “Company”);

AND:

FOOK KONG WAN, a shareholder of IBASE Technology Private Limited, having an address for notice and delivery located at 1 Toh Tuck Terrace, Singapore 596638

AND:

ALBERT HIN KAY HONG, a shareholder of IBASE Technology Private Limited, having an address for notice and delivery located at 21 Mount Elizabeth, #02-00, York Hotel, Singapore 228516

AND:

MENG TENG CHANG, a shareholder of IBASE Technology Private Limited, having an address for notice and delivery located at 34 Margoliouth Road, Singapore 258560

AND:

ERNEST KOK-YONG ONG, a shareholder of IBASE Technology Private Limited, having an address for notice and delivery located at 16 Jalan Ketumbit, Seletar Hills Estate, Singapore 808868

AND:

WILLIE LIAN, a shareholder of IBASE Technology Private Limited, having an address for notice and delivery located at 516 Serangoon North Avenue 4, #13-248, Singapore 550516

AND:

HUI BOON TAY, a shareholder of IBASE Technology Private Limited, having an address for notice and delivery located at 815 Jellicoe Road, #12-14, Lavender Gardens, Singapore 200815

AND:

CHOOI TENG CHAN, a shareholder of IBASE Technology Private Limited, having an address for notice and delivery located at 48 Canberra Drive, #11-15, Yishun Sapphire, Singapore 768437

(Fook Kong Wan, Albert Hin Kay Hong, Meng Teng Chang, Ernest Kok-Yong Ong, Willie Lian, Hui Boon Tay and Chooi Teng Chan, each being hereinafter singularly referred to as a “Vendor” and collectively referred to as the “Vendors” as the context so requires”);

(the Vendors, the Company and the Acquirer being hereinafter singularly also referred to as a “Party” and collectively referred to as the “Parties” as the context so requires).

WHEREAS:

A.          The Parties entered into a Share Exchange Agreement dated December 16, 2016 (the “Share Exchange Agreement”) which proposed to carry out a transaction pursuant to which the Acquirer will acquire from the Vendors all of the issued and outstanding shares in the capital of the Company together with the further development of the Company’s business as a consequence thereof; and

B.          Article 6.2 of the Share Exchange Agreement provides that the latest closing date of the transactions contemplated therein shall occur no later than March 31, 2017, subject to an extension as may be mutually agreed to by the Parties for a maximum of 15 days per extension.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, THE PARTIES HERETO COVENANT AND AGREE WITH EACH OTHER as follows:

Certain Definitions

1.          Unless otherwise defined herein or the context otherwise requires, capitalized terms not otherwise herein defined shall have the meanings ascribed to them in the Share Exchange Agreement.

Amendments

2.          The Share Exchange Agreement is hereby amended as follows:

(a)	section 6.1 of the Share Exchange Agreement entitled “Closing and Closing Date” is deleted in its entirety and replaced with the following:

“6.1          Closing and Closing Date. The closing (the “Closing”) of the acquisition of the Company Stock, as contemplated in the manner as set forth in Article “2” hereinabove, together with all of the transactions contemplated by this Agreement shall occur on March 31, 2018 (the “Closing Date”), or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the Parties hereto, and will be closed at the offices of solicitors for the Acquirer, McMillan LLP, 1055 West Georgia Street, Suite 1500, Vancouver, BC, Canada, V6E 4N7, at 11:00 am (Vancouver time) on the Closing Date.”

(b)	section 6.2 of the Share Exchange Agreement entitled “Latest Closing Date” is deleted in its entirety and replaced with the following:

“6.2          Latest Closing Date. If the Closing Date has not occurred by April 30, 2018 subject to an extension as may be mutually agreed to by the Parties for a maximum of 15 days per extension, then the Acquirer and the Vendors shall each have the option to terminate this Agreement by delivery of written notice to the other Party. Upon delivery of such notice, this Agreement shall cease to be of any force and effect except for Article “10” hereinbelow, which shall remain in full force and effect notwithstanding the termination of this Agreement.”

General Provisions

3.          This Amendment shall form a part of the Share Exchange Agreement for all purposes, and each of the Parties shall be bound hereby. From and after the Effective Date of this Amendment by the Parties, any reference to the Share Exchange Agreement shall be deemed a reference to the Share Exchange Agreement as amended by the Amendment.

4.          This Amendment constitutes the entire agreement between the Parties and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise between the Parties with respect to the subject matter of this Amendment. Nothing in this section 4 will limit or restrict the effectiveness and validity of any document with respect to the subject matter of this Amendment that is executed and delivered contemporaneously with or pursuant to this Amendment.

5.          This Amendment shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as a British Columbia contract.

6.          This Amendment may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile or portable document format (pdf) email attachment if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the Effective Date as set forth on the front page of this Amendment.

IN WITNESS WHEREOF each of the Parties hereto has hereunto executed this Amendment as of the Effective Date as set forth on the front page of this Agreement.

IBASE TECHNOLOGY PRIVATE LIMITED		)
the Company herein,		)
)
)
Per:	/s/ Ernest Kok-Yong Ong	)
Authorized Signatory		)
)
Ernest Kok-Yong Ong, Managing Director		)
(print name and title)

TECHMEDIA ADVERTISING INC.		)
the Acquirer herein,		)
)
)
Per:	/s/ William Goh	)
Authorized Signatory		)
)
William Goh, CEO, CFO and Director		)
(print name and title)

SIGNED and DELIVERED by		)
FOOK KONG WAN, a Vendor		)
herein, in the presence of:		)
)
/s/ Ernest Kok-Yong Ong		)
Witness Signature		)	/s/ Fook Kong Wan
		)	FOOK KONG WAN
)
Witness Address		)
)
Ernest Kok-Yong Ong, Director		)
Witness Name and Occupation		)

SIGNED and DELIVERED by	)
ALBERT HIN KAY HONG, a Vendor	)
herein, in the presence of:	)
)
/s/ Ernest Kok-Yong Ong	)
Witness Signature	)	/s/ Albert Hin Kay Hong
	)	ALBERT HIN KAY HONG
)
Witness Address	)
)
Ernest Kok-Yong Ong, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
MENG TENG CHANG, a Vendor	)
herein, in the presence of:	)
)
/s/ Ernest Kok-Yong Ong	)
Witness Signature	)	/s/ Meng Teng Chang
	)	MENG TENG CHANG
)
Witness Address	)
)
Ernest Kok-Yong Ong, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
ERNEST KOK-YONG ONG, a Vendor	)
herein, in the presence of:	)
)
/s/ Hui Boon Tay	)
Witness Signature	)	/s/ Ernest Kok-Yong Ong
	)	ERNEST KOK-YONG ONG
)
Witness Address	)
)
Hui Boon Tay, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
WILLIE LIAN, a Vendor	)
herein, in the presence of:	)
)
/s/ Ernest Kok-Yong Ong	)
Witness Signature	)	/s/ Willie Lian
	)	WILLIE LIAN
)
Witness Address	)
)
Ernest Kok-Yong Ong, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
HUI BOON TAY, a Vendor	)
herein, in the presence of:	)
)
/s/ Ernest Kok-Yong Ong	)
Witness Signature	)	/s/ Hiu Boon Tay
	)	HUI BOON TAY
)
Witness Address	)
)
Ernest Kok-Yong Ong, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
CHOOI TENG CHAN, a Vendor	)
herein, in the presence of:	)
)
/s/ Ernest Kok-Yong Ong	)
Witness Signature	)	/s/ Chooi Teng Chan
	)	CHOOI TENG CHAN
)
Witness Address	)
)
Ernest Kok-Yong Ong, Director	)
Witness Name and Occupation	)